BORROWINGS	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
(a)Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

	As of
US$ MILLIONS	Dec. 31, 2023	Dec. 31, 2022
Current	$1,021	$328
Non-current	11,007	4,249
Total	$12,028	$4,577
Non-recourse borrowings increased by $7.5 billion since December 31, 2022. The increase is primarily attributable to approximately $7 billion of borrowings related to the acquisition of our global intermodal logistics operation in September and incremental net borrowings of approximately $0.5 billion. Refer to Note 22, Related Party Transactions, for further details on our related party debt.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Total
2024	$1,203
2025	917
2026	2,556
2027	1,697
2028	1,085
Thereafter	5,346
Total principal repayments	12,804
Deferred financing costs and other	(776)
Total - Dec. 31, 2023	$12,028
Total - Dec. 31, 2022	$4,577

The weighted average interest rates of non-recourse borrowings are as follows:

	As of December 31,
	2023	2022
Weighted average interest rates	5%	8%
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2023	Local Currency		Dec. 31, 2022	Local Currency
U.S. dollars	$8,517	USD	$8,517	$1,049	USD	$1,049
British pounds	2,744	GBP	2,155	2,003	GBP	1,658
Brazilian real	1,543	BRL	7,467	1,543	BRL	8,047

(b)Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	Dec. 31, 2023	Cash Flows	Acquisitions	Foreign Exchange Movement	Dec. 31, 2022
Non-recourse borrowings	$12,028	$177	$7,041	$233	$4,577

US$ MILLIONS	Dec. 31, 2022	Cash Flows	Acquisitions	Foreign Exchange Movement	Dec. 31, 2021
Non-recourse borrowings	$4,577	$1,083	$—	$(62)	$3,556